SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8−K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):
February 17, 2011
_________________________
333-150095-10
(Commission File Number of issuing entity)
Honda Auto Receivables 2011−1 Owner Trust
(Exact name of registrant specified in its charter)

333-150095
(Commission File Number of depositor)
American Honda Receivables Corp.
(Exact name of depositor as specified in its charter)

American Honda Finance Corporation
(Exact name of sponsor as specified in its charter)
____________________________________

Delaware	35-6892540
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

American Honda Receivables Corp.
20800 Madrona Avenue Torrance, CA 90503
(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code (310) 781−4100

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]           Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
[ ]           Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
[ ]           Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On February 17, 2011, American Honda Receivables Corp. (“AHRC”), American Honda Finance Corporation (“AHFC”) entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, on behalf of itself and as a representative of the several underwriters (collectively, the “Underwriters”), for the issuance and sale of the notes of Honda Auto 2011-1 Owner Trust (the “Issuer”), a Delaware statutory trust established pursuant to a Trust Agreement dated January 13, 2011, to be amended and restated (the “Trust Agreement”) among AHRC, Citibank, National Association, as owner trustee and Citigroup Trust-Delaware, National Association, as Delaware trustee in the following classes: 0.3248% Asset Backed Notes (the “Class A-1 Notes”), Class A-2 .65% Asset Backed Notes (the “Class A−2 Notes”), Class A−3 Asset Backed Notes 1.13% (the “Class A-3 Notes”) and Class A-4 Asset Backed Notes 1.80% (the “Class A-4 Notes”) (collectively, the “Notes”). The Notes have an aggregate principal balance of $1,000,000,000.

AHRC registered issuances of up to $15,000,000,000 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by the Registration Statements on Form S−3 (Registration File No. 333−150095) filed with the Securities and Exchange Commission on April 4, 2008, including all amendments thereto, and as the same may be amended from time to time (the “Registration Statement”) relating to the registration of the Notes under the Act, as amended.   It is anticipated that the Notes will be issued on or about February 24, 2011.

This Current Report on Form 8−K is being filed to satisfy an undertaking to file a copy of the Underwriting Agreement and form of Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Receivables Purchase Agreement, Administration Agreement and Control Agreement (as listed below) executed or to be executed in connection with the issuance of the Notes.

 Item 9.01.  Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits:

1.1
Underwriting Agreement, dated February 17, 2011, among American Honda Receivables Corp., American Honda Finance Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC.

4.1	Indenture, to be dated February 24, 2011, between Honda Auto Receivables 2011-1 Owner Trust and U.S. Bank National Association, as indenture trustee.

4.2
Amended and Restated Trust Agreement, to be dated February 24, 2011, among American Honda Receivables Corp., Citibank, National Association, as owner trustee and Citigroup Trust-Delaware, National Association, as Delaware trustee

99.1	Sale and Servicing Agreement, to be dated February 24, 2011, among Honda Auto Receivables 2011-1 Owner Trust, American Honda Receivables Corp. and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, to be dated February 24, 2011, between American Honda Finance Corporation and American Honda Receivables Corp.

99.3
Administration Agreement, to be dated February 24, 2011, among Honda Auto Receivables 2011-1 Owner Trust, American Honda Finance Corporation, American Honda Receivables Corp. and U.S. Bank National Association, as indenture trustee.

99.4
Control Agreement, to be dated February 24, 2011, among American Honda Receivables Corp., Honda Auto Receivables 2011-1 Owner Trust, American Honda Finance Corporation, U.S. Bank National Association, as indenture trustee and assignee-secured party, and U.S. Bank National Association, as securities intermediary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

American Honda Receivables Corp.

Depositor

By:/s/ K. Endo
Name: K. Endo
Title: President
February 22, 2011

EXHIBIT INDEX

1.1
Underwriting Agreement, dated February 17, 2011, among American Honda Receivables Corp., American Honda Finance Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC.

4.1	Indenture, to be dated February 24, 2011, between Honda Auto Receivables 2011-1 Owner Trust and U.S. Bank National Association, as indenture trustee.

4.2
Amended and Restated Trust Agreement, to be dated February 24, 2011, among American Honda Receivables Corp., Citibank, National Association, as owner trustee and Citigroup Trust-Delaware, National Association, as Delaware trustee

99.1	Sale and Servicing Agreement, to be dated February 24, 2011, among Honda Auto Receivables 2011-1 Owner Trust, American Honda Receivables Corp. and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, to be dated February 24, 2011, between American Honda Finance Corporation and American Honda Receivables Corp.

99.3
Administration Agreement, to be dated February 24, 2011, among Honda Auto Receivables 2011-1 Owner Trust, American Honda Finance Corporation, American Honda Receivables Corp. and U.S. Bank National Association, as indenture trustee.

99.4
Control Agreement, to be dated February 24, 2011, among American Honda Receivables Corp., Honda Auto Receivables 2011-1 Owner Trust, American Honda Finance Corporation, U.S. Bank National Association, as indenture trustee and assignee-secured party, and U.S. Bank National Association, as securities intermediary.